Exhibit 10.8

LEASE

THIS LEASE, made as of the 1st day of April 1993, by and between Textron ~Inc., a Delaware corporation, having an office at 40 Westminster Street, Providence, Rhode Island 02903 (“Lessor”) and Nuttall Gear Corporation, a Delaware corporation, P.O. Box 1032, Niagara Falls, NY 14302 (“Lessee”),

WITNESSETH:

In consideration of the mutual covenants and conditions herein contained, the parties hereto agree as follows:

ARTICLE I

1.01                           Premises. Subject to the following terms and conditions, Lessor hereby leases to Lessee approximately 105,400 square feet of space (the “Area of the Premises”) as shown on Lessee’s Floor Plan annexed hereto as Exhibit A (the “Premises”) located in the building complex known as the Niagara International Trade Center located at 2221 Niagara Falls Boulevard, Wheatfield, New York (the “Complex”) and described more particularly on Exhibit B, Attachment B-1 annexed hereto.

1.02                           Common Areas. In addition to all facilities which serve the Premises exclusively, Lessee shall have the right to use, in common with Lessor and other tenants: (i) the common lobbies, lavatories, corridors, stairways and elevators serving the Premises in common with other areas; (ii) common walkways necessary for access to the Premises; and (iii) loading dock areas.

1.03                           Lease of Personal Property. The equipment listed in Exhibit “D” now located on the premises is leased to the Lessee for the term of the building lease for the sole benefit of the Lessee, AS IS, WHERE IS. The Lessee covenants and agrees not to remove, transfer, or assign any property leased hereunder and shall keep and maintain such property in its present state of operation and repair, normal wear and tear excepted, in accordance with good industrial with respect to the Lease. Lessee agrees to hold harmless and indemnify Lessor for any cost, damage, or expense arising in connection with the use of personal property leased hereunder by Lessee or invitees of Lessee.

10.4                           Parking. Lessee and its officers, employees, agents, customers and invitees shall have the use of Parking Lot No. 3 adjacent to Gate Number 6 along Walmore Road, in common with Lessor and others whom Lessor has or hereinafter grants rights to use. Lessee shall also have eighteen (18) “on premises” parking spaces on north side of Building Number 2C; twelve (12) parking spaces on east side of Building Number 3; and eighteen (18) parking spaces in Parking Lot Number 2-A, north of Niagara Falls Boulevard, as shown and indicated on Exhibit “A”. Use of all parking areas are subject to such reasonable. rules and regulations as Lessor may from time to time impose, including the right to redesignate specific areas for parking.

ARTICLE II - TERM

The term of this Lease shall be for a period of five (5) years commencing on April 1, 1993 and ending on March 31, 1998. Lessor shall have the right to terminate this lease for default as provided herein.

ARTICLE III - USE OF PREMISES

Lessee may use and occupy the Premises for the purpose of manufacturing gears and gear drives, office space, and shipping and receiving, subject to applicable zoning ordinances and use restrictions and the provisions of this Lease, and for no other purpose without the prior, written consent of Lessor, Lessee, its employees and invitees, shall comply with all laws, ordinances and regulations of all public authorities relating to the Premises and the use and occupancy thereof. In the event that any activity in or use of the Premises by Lessee, its employees or invitees, results in any increase in the premiums for any insurance maintained by Lessor, Lessee shall pay the amount of such increase to Lessor promptly when billed by Lessor. Lessee, its employees and invitees shall comply with the Regulations set forth in Exhibit C attached hereto and made a part hereof, as the same may be modified by Lessor from time to time.

ARTICLE IV - CONDITION OF PREMISES

Lessee represents and warrants that Lessee has examined the Premises and accepts the use and occupancy of the Premises as the same exist at the time of execution of this Lease.

ARTICLE V - DELIVERY OF POSSESSION

Lessor shall deliver possession of the Premises on the date of commencement of the Term. If Lessee shall occupy the Premises prior to the date of the commencement of the Term with the consent of the Lessor, such occupancy shall be subject to all of the terms and conditions of this Lease, including payment of rent and all other charges.

ARTICLE VI - RENT

6.01                           Base Rent. Lessee shall pay to Lessor basic rent in the amount and in the manner as more fully appears on Exhibit B, Attachment B-3 (“Base Rent”). All rentals payable hereunder shall be subject to no offsets whatsoever. In the event that any installment of rent is not paid on the due date thereof, interest shall accrue and be payable by Lessee on each dollar so unpaid from the due date thereof at the rate of eighteen percent (18%) per annum, or, if lower, at the highest rate of interest legally chargeable to or payable by Lessee. All payments shall be made by Lessee to Lessor in monthly installments each due in advance on the first day of each every month during the term of the Lease at Lessor’s address set forth in the Lease or at such other address as Lessor may designate from time to time by written notice to Lessee.

6.02                           Additional Rent. All other amounts payable to Lessor other parties by Lessee pursuant to any provision of their Lease or which are paid by Lessor after Lessee’s failure to pay in accordance with any such provision shall be deemed Additional Rent hereunder.

ARTICLE VII - ESCALATION FOR INCREASED BUILDING OPERATING EXPENSES AND TAXES

7.01                           Operating Expenses. If Operating Expenses, as hereinafter defined, in any calendar year commencing with the calendar year specified in item 7.01(a) of Exhibit B, are more than the corresponding Operating Expenses during the Base Year (hereinafter, the “Base Year”) specified in item 7.01(b) of Exhibit B (the “Base Year Operating Expenses”), then Lessee shall pay to Lessor, as Additional Rent, Lessee’s Percentage Share, as defined below, of said Operating Expenses which exceed the Base Year Operating Expenses (“Excess Operating Expenses”), plus 5% of the Excess Operating Expenses as Lessor’s supervisory fee. For purposes of this Section 7.01, Operating Expenses shall mean and include any and all actual operating expenses paid or incurred by the Lessor for the operation, maintenance and servicing of the Complex, including, but not limited to, the following:

(i) The actual wages, salaries and benefits (including but not limited to vacation pay and union payments or benefits, if any) of all Complex employees engaged in the operation, repair and maintenance of the Complex, including employers’ social security taxes and any other taxes which may be levied on such wages and salaries;

(ii) All supplies and materials used in the operation and maintenance of the Complex, including but not limited to janitorial and Complex supplies;

(iii) The costs of all outside contractors providing services to the Complex, including, but not limited to, the following: security, pest control, plumbing, electrical, structural repair, elevator maintenance, rubbish removal, cleaning, snow removal, landscaping and signage and all costs of leasing equipment, machinery and vehicles for use in or about or for the benefit of the Complex;

(iv) Premiums paid on insurance for public liability, workers’ compensation, fire and extended coverage and other insurance attributable to the operation of the Complex;

(v) Maintenance, repair, and replacement of furnishing, fixtures, equipment and machinery at, and/or used for servicing the Complex;

(vi) The costs of all other items of general operation, repair and maintenance incurred by Lessor, exclusive of expenses for alterations of the Complex for the accommodation of a specific tenant or tenants; however, this shall not exclude painting of vacant tenant the Premises which shall be considered a normal operating expense;

(vii) The cost of necessary office supplies and expenses, legal expense, telephone service and reasonable accounting fees; and

(viii) Real property taxes, special district taxes, school taxes, assessments, special assessments and/or payments in lieu thereof assessed against the Complex or any portion hereof, any taxes on rents received from Lessees of the Complex and any personal property taxes assessed against equipment, machinery or vehicles used in or about the Complex or for the benefit thereof (“Taxes”), but shall not include any cost, such as property taxes, the actual cost of which is allocated to and paid by Lessee, either by direct payment or reimbursement to Lessor.

In the event any charges are not entirely attributable to the operation and maintenance of the Complex, Lessor shall make a reasonable allocation of such charges to the extent attributable to the Complex.

7.02                           Utility Costs. If “Utility Costs,” as hereinafter defined, in any calendar year commencing with the calendar year specified in item 7.02 of Exhibit B, are more than the corresponding Utility Costs for the Base Year (the “Base Year Utility Costs”), then Lessee shall pay to Lessor, as Additional Rent, Lessee’s Percentage Share, as defined below, of said Utility Costs which exceed the Base Year Utility Costs (“Excess Utility Costs”). For purposes of this Section 7.02, Utility Costs shall include all electricity, water and sewer services and/or usage charges provided to the Complex that are not separately metered and billed to tenants of the Complex.

7.03                           Heating Costs. If the cost of heating the Premises (as determined by Lessor’s engineers), in any calendar year commencing with the calendar year specified in item 7.03 of Exhibit B, exceeds the corresponding cost of heating the Premises during the Base Year (“Base Year Heating Costs”), then Lessee shall pay to Lessor as Additional Rent, a sum equal to such increase in heating costs over the Base Year Heating Costs. For purposes of this provision, such increase, if any, will be calculated in the following manner:

(i)                                     The actual fuel cost, including taxes for the January of the applicable calendar year will be multiplied times the annual fuel consumption rate calculated on a per square foot basis for the Premises (or type of space occupied by Lessee in the Complex), all as determined by Lessor’s engineers to arrive at the “Annual Per Square Feet Heat Cost”.

(ii)                                  The Annual Per Square Foot Heating Cost will be multiplied by the number of rentable square feet in the Premises (as set forth in Section 1 of this Lease) to determine the Annual Heating Cost for the Premises for the applicable calendar year.

7.04                           Lessee’s Percentage Share. For purposes of Subsections 7.01 and 7.02 of this Lease, Lessee’s Percentage Share shall be determined by Lessor by dividing the Area of the Premises by the total rentable square foot Area of the Complex specified in item 7.04 of Exhibit B and multiplying the resulting quotient (at least to the second decimal place) by one hundred. If the total rentable square foot Area of the Complex decreases for any reason, the Base Year Operating Expenses and the Utility Costs Allowance shall also be reduced proportionally to the reduction in the square footage of the Complex. However, if the Area of the Complex increases, Lessee shall not be responsible for any costs of acquisition, construction, servicing, or maintenance of any major expansions or addition to the Complex during the term of this Lease.

7.05                           Payment of Estimated Charges. Lessor shall notify Lessee of Lessee’s estimated pro-rata share of Taxes, any Excess Operating Expenses, any Excess Utility Costs and the Annual Heating Cost (collectively, the “Lessee Charges”) for each calendar year or partial year during the Lease term and Lessee shall pay its share of such estimated tenant charges in equal monthly installments coincident with its payment of Base Rent. Lessor shall submit to Lessee within ninety (90) days following the close of each calendar year, a statement showing Lessee’s actual pro-rate share of Lessee Charges. If Lessee’s actual pro-rata share for such calendar year exceeds the amount paid by Lessee, Lessee shall pay to the Lessor the balance due within ten (10) days after demand therefor. If the aggregate amount paid by Lessee exceeds Lessee’s actual pro-rata share, such excess shall be paid to Lessee within ninety (90) days following calendar year end. Any sum due Lessee as a result of an overpayment during the last year of the Lease shall be paid to Lessee by Lessor no later than 90 days following completion of the last calendar year applicable to Lessee’s rights hereunder.

ARTICLE VIII - UTILITIES

Lessor shall furnish, at the expense of Lessee, electricity to Lessee through Lessor’s presently installed electrical facilities for Lessee’s reasonable use of lighting fixtures, electrical appliances, machinery and equipment as are currently installed in the Premises. Such electricity shall be separately metered and charged to Lessee as Additional Rent. In order to prevent Lessee from overloading the electrical distribution facilities of the Complex, Lessee shall make no alterations or additions to the electrical equipment and/or appliances used in the Premises without obtaining the prior written consent of Lessor in each such instance. Lessor shall not in any way be liable or responsible to Lessee for any loss, damage or expense which Lessee may sustain or incur if either the quantity or character of the electrical service is changed or is no longer available or suitable for Lessee’s requirements. If Lessee deems it necessary to install any riser or associated equipment to supply Lessee’s electrical requirements, Lessor shall, upon written request of Lessee, install such equipment, provided, however, the cost and expense of such equipment and installation thereof shall be borne by Lessee, and provided further that the installation of such additional equipment, in Lessor’s sole judgment, is necessary and will not cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs or expenses or interfere with or disturb other tenants or occupants of the Complex. Lessee shall furnish and install all lighting tubes, lamps, bulbs and ballasts required in the Premises at Lessee’s expense or shall pay Lessor’s reasonable charges therefor on demand.

Lessor shall furnish such heating, water, (except process or cleaning water), electrical and elevator service as, in its judgment, is necessary for the comfortable use and occupancy of the Premises. It is agreed that the interruption or failure of any such services shall not constitute an eviction or disturbance of Lessee’s use and possession of the Premises or a breach by Lessor of any of its obligations hereunder; that Lessor shall not by reason thereof be liable for damages, and Lessee shall not thereby be relieved of any of its obligations hereunder. Lessor agrees that it shall in all instances exercise reasonable diligence to restore any service which shall be interrupted.

If any payment of rent due hereunder shall remain unpaid for more than ten (10) days after it shall become due, Lessor may without notice to Lessee, discontinue furnishing heating, water and electrical services or any of them, until all arrears of rent have been paid in full, and Lessor shall not be liable for damages to person or property or the business of Lessee for any such discontinuance, nor shall such discontinuance in any way be construed as eviction of Lessee or cause an abatement of rent, or operate to release Lessee from any of Lessee’s obligations hereunder.

In the event that Lessee desires heating and electrical services at any time or times other than the hours stated above, and Lessor consents to the furnishing of such services at the time or times requested by Lessee, Lessee shall be charged for same during such periods at Lessor’s then standard hourly rate applicable during the periods when such services are furnished. Such rate may be changed by Lessor at any time and from time to time during the Lease.

In the event that Lessee holds over and continues to occupy all or any part of the Premises after the expiration hereof or after any earlier termination, whether with or without the consent of Lessor, such occupancy shall be construed as a tenancy from month to month, otherwise subject to the same terms, covenants and conditions as contained in this Lease, except that monthly rental shall be 130% of the monthly rental then in effect for the last month of the Lease. Notwithstanding the foregoing, Lessee shall be liable for all losses, damages, costs, and expense, including, without limitation, attorneys’ fees end disbursements suffered or incurred directly or indirectly by Lessor or any other party by reason of the failure or refusal by Lessee to vacate and surrender the Premises as and when required by the terms of this Lease.

ARTICLE IX - LESSEE’S MAINTENANCE AND ALTERATIONS

Lessee shall keep the Premises in good repair, and at the expiration of the Term shall yield and deliver up the same in like condition as when taken, reasonable use and wear thereof excepted. Lessee shall not make any alterations to the Premises without Lessor’s prior written consent, which may be withheld for any reason or, if granted, conditioned upon the use by Lessee only of such contractors as may then be employed or approved in writing by Lessor. Any alterations made shall be the property of Lessor and shall remain on and be surrendered with Premises on expiration or termination of this Lease, except that (i) Lessee may remove all movable office furniture and equipment installed by Lessee and (ii) Lessee may remove improvements, such as overhead crane rails, electrical conduit, circuit breakers and switches, air conditioners, humidifiers, furnaces, water heaters and drinking fountains, installed by Lessee during the term of the lease; provided, however, that Lessee shall fully repair (including cosmetic restoration) all damage to the Premises caused by the removal of any such items and shall deliver the Premises to Lessor in the same repair and operating condition as at the beginning of the term, excepting only ordinary wear and tear. Lessor may elect within thirty (30) days before expiration of this Lease, or within thirty (30) days after termination of this Lease, to require Lessee to remove any alterations that Lessee has made to the Premises. If Lessor so elects, Lessee at its cost shall restore the Premises to the condition designated by Lessor in its notice of election, before the last day of the Term, or within thirty (30) days after such notice of election is given, whichever is later. If Lessee fails to remove all of Lessee’s property and the property of others in the possession of Lessee from the Premises at the termination of the Lease, Lessor may remove and dispose of such property in any manner without liability therefor, and Lessee shall pay all charges for such removal and disposal upon demand by Lessor. Lessee shall indemnify Lessor against and hold Lessor harmless from any claim by other persons with respect to such property.

ARTICLE X - LIENS

Lessee shall not in any way encumber the title of Lessor in end to the Premises and Lessee shall not have any authority to create any liens or encumbrances for labor or materials on the Lessor’s interest in the Premises. Lessee shall keep the Premises and property in which the leased Premises are situated free from any such liens and shall indemnify Lessor against and satisfy any such liens which may obtain because of acts of Lessee notwithstanding the foregoing prohibition.

ARTICLE XI - INDEMNIFICATION

11.01                     Use and Occupancy. Lessee shall indemnify and hold Lessor harmless from and against any and all loss, cost, damage and expense, including reasonable attorneys’ fees, resulting from (a) any claim for damage or injury to any person or property arising out of or in any way connected with Lessee’s use and occupancy of, and ingress to and egress from, the Premises and adjoining areas, or (b) any act or omission of Lessee, its employees, agents, guests or invitees with respect to the Premises. In the event any action or proceeding is brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor, shall defend the same at Lessee’s expense. Notwithstanding the foregoing, Lessor shall be liable for, and Lessee shall not be obligated to indemnify Lessor with respect to, any loss, damage or injury resulting from the sole negligence of Lessor or Lessor’s authorized representatives.

ARTICLE XII - INSURANCE

12.01                     Insurance to be Maintained by Lessee. During the Term, Lessee shall, at its expense, carry and maintain (a) Workers Compensation and Employer’s Liability Insurance; (b) a commercial general liability insurance policy or policies or other, similar form of public liability insurance with a combined single limit of not less than $1,000,000 insuring against all liability of Lessee, its employees and representatives, arising out of or in connection with Lessee’s use or occupancy of the Premises; and (c) Automobile Liability Insurance with a combined single limit of not less than $1,000,000. The insurance policy required by clause (b) of the first sentence of this Section 12.01 shall contain contractual liability coverage which specifically insures Lessee’s indemnities contained in this Lease. The insurance policy or policies required by clause (b) of the first sentence of this Section 12.01 shall name Lessor as an additional insured with respect to personal injury, death and property damage claims. Each policy shall provide that (1) not less than thirty (30) days’ prior written notice shall be given to Lessor in the event of any alteration in the terms of such policy or of the cancellation or non-renewal thereof, (2) such policy shall not be invalidated as against Lessor or its assigns for any violation of any term of the policy or Lessee’s application therefor and (3) such insurance shall be primary insurance with respect to Lessor and any other insurance available to Lessor shall be secondary and excess of such insurance. Such insurance coverage may, however, be afforded by a “blanket” policy or policies maintained by Lessee with respect to all or a portion of Lessee’s activities on leased or owned properties. The limits specified above shall be adjusted from time to time during the Term, upon request by Lessor, to such higher limits, if any, as in Lessor’s judgment are customarily carried with respect to similar properties or risks or by reason of current experience. The amount of such required insurance coverage shall not limit Lessee’s obligations under this Lease. Lessor makes no representation whatsoever that the amount of such insurance coverage is adequate to protect Lessee from any liability or damage to which Lessee may become exposed. Lessee shall provide a copy of each such policy, or a certificate insurance, together with evidence of payment of premiums thereon, to Lessor prior to commencement of the Term and the Renewal Term hereof and from time to time during the Term upon the reasonable request of Lessor, and shall furnish Lessor with evidence of renewal of the policies not less than twenty (20) days before expiration of the terms of the policies. In the event Lessee provides a certificate of insurance, such certificate shall contain sufficient information for Lessor to determine if the underlying policy complies with provisions of this Lease. At all times during the Term, Lessee shall insure the contents of the Premises and all improvements added by Lessee during the Term against loss or damage by fire, including extended coverage.

12.02                     Insurance to be Maintained by Lessor. Lessor shall, throughout the Term maintain on the building and other improvements that are part of the Premises a standard policy of fire and extended coverage insurance with vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage, earthquake and flood hazard endorsements (subject to such deductibles as may be applicable to earthquake and flood hazard coverages) to the full replacement value thereof. The insurance policy obtained by Lessor may, at Lessor’s option, include rental value insurance insuring that the minimum monthly rental will be paid to Lessor for a period of up to twelve (12) months if the Premises are destroyed or rendered inaccessible by a risk insured against by such policy of fire Insurance. The insurance policy shall be issued in the name of Lessor. The “full replacement value” of the building and other improvements required to be insured under this Section 12.02 shall be determined by the company issuing the insurance policy at the time the policy is initially obtained. Lessor may from time to time have the replacement value redetermined by the issuing insurance company, and the amount of the insurance policy shall be adjusted according to the redetermination for the full replacement value.

12.03                     Mutual Release. Lessor and Lessee do hereby waive any and all right of recovery, claim, suit, or cause of action against the other, their respective agents and employees, for any loss or damage that may occur to the Premises or any additions or improvements thereto, or any contents therein, by reason of fire, the elements or any other causes whether or not such loss or damage is insured against under the terms of the respective policies of insurance required to be maintained by Lessor and Lessee pursuant to Section 12.01 and 12.02 and regardless of whether such loss or damage has been caused by the negligent acts or omissions of Lessor or Lessee or their respective agents and employees.

12.04                     Waiver of Subrogation. Each party shall cause each insurance policy as required by this Lease to provide that the issuing insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy.

12.05                     Insurance Policy Deductible. Notwithstanding the provisions of Sections 12.03 and 12.04, in the event of any loss caused by the negligence or misconduct of Lessee, Lessee shall be obligated for and Lessee shall pay to Lessor the deductible portion of any insured recovery Lessor otherwise would have been entitled to receive but for such deductible feature of the applicable insurance policy.

ARTICLE XIII - FIRE

If the Premises are damaged or destroyed by fire or other casualty insured under standard fire and extended coverage insurance, Lessor shall repair and restore the same with reasonable dispatch. The obligation of Lessor to restore is limited to the improvements owned and installed by Lessor on the date of commencement of the Term. Rent shall abate pro rata in proportion to the extent of untenantability until the Premises shall be restored to a tenantable condition. Notwithstanding any other provision herein, if damage to the Building is so extensive that the same cannot reasonably be repaired within 180 days, or if Lessor elects not to restore the Building to its form prior to the damage, Lessor or Lessee may terminate this Lease by notice in writing to the other. If the Premises are not restored to a tenantable condition within 180 days, other than by reason of causes beyond the reasonable control of Lessor, Lessee may terminate this Lease by notice in writing to Lessor within 15 days after the expiration of the 180-day period.

ARTICLE XIV - EMINENT DOMAIN

If all of the Premises or the use and occupancy thereof are taken under the power of eminent domain, this Lease shall terminate at the time of such taking. If any portion of the Building or the use and occupancy thereof shell be taken under the power of eminent domain and the remainder is unsuitable for Lessee’s purposes, Lessor or Lessee may, at any time within 30 days after the entry of the verdict or order for such taking, terminate this Lease by not less than 30 days’ notice in writing to the other party.

If this Lease is not so terminated, rent shall be reduced in proportion to the area of the Premises taken. All damages and compensation awarded for any taking under the power of eminent domain shall belong to and be the property of Lessor whether such damage or compensation be awarded for the leasehold or the fee or other interest of Lessor or Lessee in the Premises.

ARTICLE XV - MORTGAGES

Lessee acknowledges that Lessor may place one or more mortgages on the Premises and that this Lease is subject to any such mortgage or underlying lease now or hereafter placed upon or affecting the land and buildings of Lessor of which the Premises are a part. Lessee agrees to execute any and all instruments necessary to effect said subordination. The liability of the Lessor or Lessor’s assigns under this Lease shall exist as long as such person is the owner of the subject real estate. If any such mortgage is foreclosed, then, upon request of the mortgagee, Lessee will attorn to the purchaser at any foreclosure sale thereunder or the underlying Lessor and will execute such instruments as may be necessary or appropriate to evidence such attornment. Lessee shall deliver to Lessor or to its mortgagee, or auditors, or prospective purchaser, or to the owner of the fee, when requested by Lessor, a certificate to the effect that this Lease is in full force and that Lessor is not in default therein, or stating specifically any exceptions thereto. Failure to give such a certificate within ten (10) days after written request shall be conclusive evidence that the Lease is in full force and effect and Lessor is not in default and Lessee shall be stopped from asserting any defaults known to Lessee at that date.

ARTICLE XVI - DAMAGE

Lessor shall have no liability for any loss or damage that may be occasioned by or through the acts or omissions of others, including persons occupying other premises in the Building or other buildings in the Facility. Lessor shall have no liability for any loss or damage from water leakage from any source, or from leakage, overflow, stoppage or backing up or other condition of any facilities or utilities, or from fire, explosion or any other casualty, or for any loss or damage from any other cause whatsoever, including theft.

ARTICLE XVII - LESSOR’S RIGHT OF ENTRY

The Lessor shall have the right, at reasonable times and with reasonable notice during business hours during the Term, to enter the Premises for the purpose of examining or inspecting same and of making such repairs or alterations therein as the Lessor shall deem necessary. The Lessor shall also have the right to enter the Premises at all reasonable business hours for the purpose of displaying said Premises to prospective lessees or purchasers.

ARTICLE XVIII - QUIET ENJOYMENT

The Lessor covenants and agrees that Lessee, on paying the Rent and performing the covenants set forth herein, shall and may peaceably and quietly hold and enjoy the Premises for the Term without any hindrance or molestation from Lessor, subject to the terms and provisions of this Lease.

ARTICLE XIX - DELINQUENCY

If Lessee shall fail to pay or perform any obligation of Lessee hereunder and such failure shall continue for 10 days after written notice to Lessee with respect to a failure to pay or for 30 days after such notice with respect to any other obligation, except for matters affecting the safety, security or integrity of the Building as to which matters Lessee waives the requirement for such notice, or, unless such other obligation may not reasonably be performed within 30 days and Lessee has commenced and is proceeding diligently to cure such default, Lessor may, at Lessor’s option, pay or perform the same, in which event the amount expended by Lessor therefor shall be additional rent due and payable immediately.

ARTICLE XX - BANKRUPTCY

If Tenant becomes the subject debtor in a case under the Bankruptcy Code (11 U.S.C. 101 at seq.), and if Landlord’s right to terminate this Lease shall be subject to the rights of the Trustee therein to assume or assign this Lease, then, to the extent permitted by law, the parties hereto agree that such Trustee shall not have the right to assume or assign this Lease until such Trustee

(a)                                  promptly cures all defaults (declared and undeclared) under this Lease;

(b)                                 promptly compensates Landlord for monetary damages incurred as a result of such default; and

(c) provides “adequate assurance of future performance,” which shall mean, in addition to any other requirements of 11 U.S.C. 365(b)(3), that all of the following have been satisfied: (i) In addition to all rents payable under the Lease, such Trustee shall establish with Landlord a security deposit equal to three (3) months’ rent; (ii) such Trustee shall maintain said security deposit in said amount whenever the same is reduced below said amount, (iii) such Trustee has agreed that the business in the Premises shall be conducted in a first-class manner, and (iv) the use limitations of the Premises, as hereinabove set forth, shall not change. If all the foregoing are not satisfied, Tenant and such Trustee shall be deemed not to have provided Landlord with adequate assurance of future performance of this Lease.

ARTICLE XXI - SECURITY DEPOSIT

As security for the faithful performance of all the terms, covenants and conditions of this Lease by Lessee, Lessee agrees to pay to Lessor upon execution of this Lease and in any case prior to occupancy the sum specified in item XXI Exhibit B under the caption, Security Deposit. At Lessor’s sole discretion, such security deposit may be applied against costs incurred, damages sustained or losses resulting from any defaults of or by Lessee hereunder. Lessor shall have the right to transfer and/or deliver such security deposit or any balance thereof to any purchaser of the Complex or successor to Lessor’s rights and obligations hereunder. Thereupon Lessor shall be discharged from any further liability in reference thereto. To the extent that Lessor shall from time to time apply all or any portion of such security deposit to any default of the Lessee under the terms and provisions of this Lease, Lessee agrees upon ten (10) days’ written notice to replenish such security deposit and failure to do so shall be deemed an Event of Default under Article XXII of this Lease. Within 90 days following the expiration of this Lease, Lessor shall return any portion of Lessee’s security deposit not required for restoration of the Premises.

ARTICLE XXII - DEFAULT BY LESSEE

Each of the following events shall constitute, and hereafter be referred to as, an “Event of Default”:

(a)                                  if Lessee fails or refuses to pay any installment of rent as and when due hereunder unless payment in full thereof is made within five (5) days thereafter without any requirement for notice or demand by Lessor;

(b)                                 if Lessee fails or refuses to perform, observe or comply with any covenant, agreement, duty or obligation of the Lessee strictly according to the terms of this Lease unless such failure or refusal is cured within thirty (30) days after receipt of notice thereof from Lessor;

(c)                                  if Lessee or any guarantor of this Lease shall make an assignment for the benefit of its creditors;

(d)                                 if Lessee’s interest in this Lease or in the Premises is encumbered or taken by attachment, lien, execution of other legal process;

(e)                                  if any petition shall be filed by or against Lessee or any guarantor of this Lease in any court, whether or not pursuant to any statue of the United States or of any State, in any bankruptcy, reorganization, composition, extension, arrangement, receivership, insolvency or similar proceeding or if

Lessee, or if any guarantor of this Lease, shall be adjudicated bankrupt, or if any such petition shall be approved by the appropriate court or it the court shall assume jurisdiction of the subject matter thereof;

(f)                                    if in any proceedings any receiver or trustee shall be appointed for Lessee’s property or the property of any guarantor of this Lease; or

(g)                                 if Lessee shall vacate or abandon the Premises or any substantial part thereof.

Upon and at any time after the happening of any one or more of the aforesaid Events of Default, Lessee shall for all purposes be in default under this Lease and Lessor may, at its option, exercise any or all of its rights and/or remedies as provided in Section 22 of this Lease and as otherwise provided by law or In equity. Lessee hereby waives any right of redemption.

ARTICLE XXIII - RIGHTS AND REMEDIES OF LESSOR

Without limiting any other rights and remedies of Lessor, Lessor shall have the following rights and remedies upon and after any default by Lessee under this Lease:

(a)                                  Lessor may terminate this Lease;

(b)                                 With or without terminating this Lease, Lessor may re-enter the Premises and attempt to re-let the Premises or any part thereof and remove all persons and property from the Premises, and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, Lessee, all without service of notice or resort to legal process and without Lessor being deemed guilty of trespass or becoming liable for any loss or damage that may be occasioned thereby;

(c) Lessor may, at its option, with or without terminating this Lease, and without affecting Lessee’s other obligations and liabilities under this Lease, declare the entire amount of rent payable during the remainder of the term of this Lease immediately due and payable and collect such amount by any lawful procedure;

(d) Lessor may, but shall not be required to, re-let the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may determine; and upon such re-letting, all rentals received by Lessor from such re-letting shall be applied first, to the payment of any indebtedness other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such re-letting, including brokerage fees and attorneys’ fees; third, to the payment of rent unpaid hereunder as and if accelerated, and the residue, if any, shall be held by Lessor and applied to payment of future rent as the same may become due and payable hereunder; and no such re-entry or taking possession of the Premises by Lessor shall constitute an election on its part to terminate this Lease unless a notice of termination shall be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction;

(e) Notwithstanding any re-letting of the Premises or an part thereof described in (b) and (d) above, without terminating this Lease, Lessor may at any time thereafter elect to terminate this Lease.

All of Lessor’s rights hereunder and at law are cumulative and the exercise of any rights shall not preclude the exercise of any other rights Lessor has or may have.

ARTICLE XXIV - BANKRUPTCY

If Lessee becomes the subject debtor in a case under the Bankruptcy Code (11 U.S.C. 101 et seq.), and If Lessor’s right to terminate this Lease shall be subject to the rights of the Trustee therein to assume or assign this Lease, then, to the extent permitted by law, the parties hereto agree that such Trustee shall not have the right to assume or assign this Lease until such Trustee

(a)                                  promptly cures all defaults (declared and undeclared) under this Lease;

(b)                                 promptly compensates Lessor for monetary damages incurred as a result of such default; and

(c)                                  provides “adequate assurance of future performance,” which shall mean, In addition to any other requirements of 11 U.S.C. 365Cb)(3), that all of the following have been satisfied:  (i) in addition to all rents payable under the Lease, such Trustee shall establish with Lessor a security deposit equal to three (3) months’ rent; (ii) such Trustee shall maintain said security deposit in said amount whenever the same is reduced below said amount, (iii) such Trustee has agreed that the business in the Premises shall be conducted In a first-class manner, and (Iv) the use limitations of the Premises, as hereinabove set forth, shall not change. If all the foregoing are not satisfied, Lessee and such Trustee shall be deemed not to have provided Lessor with adequate assurance of future performance of this Lease.

ARTICLE XXV - DEFAULT BY LESSOR

The term “Lessor”, as used in this Lease, so far as covenants and agreements on the part of Lessor are concerned, shall be limited to mean and include only the owner or owners at the time in question of the rights granted Lessor in this Lease and, in the event of any transfer or transfers of the title to same, Lessor herein named (and, in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer and conveyance of all liability as respects the performance of any covenants and agreements on the part of Lessor. Lessor or the then grantor shall turn over to the grantee all monies and security, If any, then held by Lessor or subgrantor on behalf of Lessee and shall assign to such grantee all right, title and interest of Lessor of such grantor thereto.

Notwithstanding any contrary provision of this Lease, It Is specifically understood and agreed by Lessor and Lessee that there shall be absolutely no personal liability on the part of Lessor (including any director, officer, employee, shareholder, partner or agent thereof) or its successors with respect to any of the terms, conditions and covenants of this Lease, and that Lessee shall look solely to the interest of Lessor in the Complex for the satisfaction of each and every right and remedy of Lessee in the event of any breach or default by Lessor with respect to any terms, conditions or covenants of this Lease to be observed or performed by Lessor.

ARTICLE XXVI - LESSEE’S CERTIFICATE

Lessee shall, from time to time, within ten (10) days after request by Lessor, execute and deliver to Lessor a certificate confirming this Lease, the status thereof and of the Premises and Lessee’s occupancy thereof, in such form and with respect to such other matters as Lessor may reasonably request. Lessee shall not be entitled to withhold such certificate on the basis of any claimed default by Lessor hereunder.

ARTICLE XXVII - NOTICES

Any notice, statement, certificate, request, demand, or other communications (“Notices”) required or permitted to be given or delivered pursuant to this Lease shall be in writing either hand delivered, sent by registered or certified mail, postage prepaid, return receipt requested, or sent by a guaranteed nationally recognized overnight delivery service. Notices shall be deemed delivered immediately if delivered by hand, five (5) days after sending by registered or certified mail, or one (1) day after sending by guaranteed overnight delivery service. All notices to Lessor shall be addressed to:

Textron Inc.

40 Westminster Street

Providence, Rhode Island 02903

Attn:                                Director - Real Estate

or to such other address as Lessor may designate for itself in the manner herein provided. All Notices to Lessee shall be addressed to Lessee at the Premises or any other known address of Lessee.

ARTICLE XXVIII - SUCCESSORS AND ASSIGNS

Except to the extent otherwise provided herein, this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

ARTICLE XXIX - GOVERNING LAW AND JURY TRIAL

This Lease shall be governed by and interpreted under the laws of the State of New York. The parties hereby waive trial by jury in any action, proceeding or counterclaim brought by either party against’ the other arising out of this Lease or Lessee’s use or occupancy of the Premises.

ARTICLE XXX - INVALIDITY OF PARTICULAR PROVISIONS

If any term or provision of this Lease, or the application thereof, shall to any extent be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each such term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

ARTICLE XXXI - ENTIRE AGREEMENT

This Lease, and the exhibits attached hereto, contains all of the covenants, promises and agreements between Lessor and Lessee concerning the Premises, and there are no covenants, promises, agreements, conditions, or understandings either oral or written, other than as herein set forth. No subsequent alteration, amendment, change or addition to this Lease shall be binding unless in writing and signed by the party to be bound thereby.

ARTICLE XXXII - WAIVER

The waiver by Lessor of any breach of any term covenant or condition herein contained is not intended, and shall not be deemed, to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of any rent or other sum by Lessor is not intended, arid shall not be deemed, to be a waiver of any prior breach by Lessee of any term, covenant or condition of this Lease, other then the failure of Lessee to pay the particular rent or other sum so accepted, regardless of Lessor’s knowledge of such prior breach at the time of such acceptance.

ARTICLE XXXIII - EFFECT OF CAPTIONS

The captions or legends in this Lease are inserted only for convenient reference or identification of the particular Sections. Such captions are in no way intended, and shall not be deemed, to describe, interpret, define, limit or extend the intent or extent of this Lease, or any term or provision hereof.

ARTICLE XXXIV - BROKER

Lessee warrants and represents that Lessee has not had any dealings with any realtor, broker, or agent, in connection with the negotiation of this Lease. Lessee agrees to pay and to hold Lessor harmless from any cost, expense (including reasonable costs of suit and attorneys’ fees) or liability for any compensation, commission or charges claimed by any realtor, broker or agent other than those named above.

ARTICLE XXXV - RELOCATION OF LESSEE SPACE

Lessor shall have the right upon written notice, delivered at least thirty (30) days in advance of the proposed moving date specified in the notice, to move Lessee to comparable space within the Complex at Lessor’s cost and expense, including necessary moving and remodeling expenses, so that Lessee shall have, in the new location, facilities of comparable quality to that which it occupied hereunder.

ARTICLE XXXVI - ADDITIONAL TERMS AND CONDITIONS

All additional terms and conditions, if any, set forth in item XXXVI of Exhibit B under the caption, Additional Terms and Conditions, are an integral part of this Lease.

IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed by their duly authorized officers and/or agents as of the day and year first set forth above.

ATTEST:	LANDLORD: TEXTRON INC.

By:

TENANT: NUTTALL GEAR CORPORATION

By:

Amendment No. 1 to lease

AMENDMENT NO. 1, dated as of the 1st day of July 1993 to the LEASE (the “Lease”) dated as of the 1st day of April 1993 by and between Textron Inc., a Delaware corporation, having an office at 40 Westminster Street, Providence, Rhode Island 02903 (“Lessor”) and Nuttall Gear Corporation, a Delaware corporation, P.O. Box 1032, Niagara Falls, NY 14302 (“Lessee”),

WITNESSETH:

WHEREAS, Lessee has obtained an allocation of low cost expansion power from the New York State Power Authority (“NYPA”), and

WHEREAS, in order for Lessee to accept this allocation, modifications must be made to the electrical distribution system at the Complex to allow for separate and direct metering by NYPA of Lessee’s electrical power utilization; and

WHEREAS, Textron and Nuttall desire to set forth their respective responsibilities concerning such modifications to the electrical distribution system and the changes to the Lease that are necessary as a result of such modifications.

In consideration of the mutual covenants and conditions contained herein and in the Lease, the parties hereto agree as follows:

I.                                         Lessee shall engage an electrical contractor acceptable to Lessor to make modifications to the distribution system to allow for separate and direct metering by Niagara Mohawk Power Corporation of Lessee’s electrical power utilization (the “Modifications”). The Modifications shall be made in accordance with plans, described on Exhibit I attached hereto, that have been reviewed and accepted by the Niagara Mohawk Power Corporation. All costs associated with the Modifications shall be borne solely by Lessee.

II.                                     Lessee shall make arrangements for metering equipment to be installed in the main substation by the Niagara Mohawk Power Corporation. Such metering equipment shall be installed at no cost to Lessor. The meter shall be in the name of Lessee and Lessee shall be direct billed by Niagara Mohawk Power Corporation for electricity.

III.                                 Lessee shall be responsible for operation and maintenance at Lessee’s sole cost of all equipment and wiring associated with Lessee’s electrical power use from the line terminal at the feed or top of the switch gear installed by Lessee in the main substation. Lessee’s responsibility shall include but shall not be limited to maintenance of wiring, insulators, fuses, disconnects, poles and transformers that are dedicated to the distribution of power to the Premises. Lessee shall be required to obtain Lessor’s permission to gain access for Lessee’s approved contractor to the main substation.

IV.                                 Lessor shall cause cleaning and routine maintenance to the power transformer known as the “Heat-treat substation transformer” to be verified by an electrical contractor reasonably acceptable to Lessee during the power shutdown scheduled for the Modifications. Responsibility for the transformer shall be assumed by Lessee when the transformer is re-energized and Lessee shall have no recourse to Lessor with respect to the condition or maintenance of the transformer after it is re-energized.

V.                                     Lessee shall indemnify and hold Lessor harmless from and against any and all loss, cost, damage and expense, including reasonable attorneys’ fees, resulting from (a) any claim for damage or injury to any person or property arising out of or in any way connected with the Modifications and the power distribution system serving the Premises, Lessee’s use of the Modifications and the power distribution system serving the Premises and entry by Lessee, its employees, agents, or contractors upon the electrical substation premises or elsewhere in the Complex in connection with the operation and maintenance of the electrical distribution system serving the Premises, or (b) any act or omission of Lessee, its employees, agents, guests or invitees with respect to the Modifications or Lessee’s use, operation or maintenance of the Modifications and power distribution system serving the Premises. In the event any action or proceeding is brought against Lessor by reason of any such claim, Lessee, upon notice from Lessor, shall defend the same at Lessee’s expense. Notwithstanding the foregoing, Lessor shall be liable for, and Lessee shall not be obligated to indemnify Lessor with respect to, any loss, damage or injury resulting from the sole negligence of Lessor or Lessor’s authorized representatives.

VI.                                 Lessee shall engage only electrical contractors reasonably acceptable to Lessor in the performance of the Modifications and maintenance of the Modifications and the power distribution system serving the Premises.

VII.                             Upon expiration or termination of the Lease or at such time as Nuttall deems the Modifications to be no longer necessary, Lessee may, at its option, either leave all improvements and modification in place or, if Lessee chooses to remove the Modifications, shall restore the electrical distribution system to its configuration and condition existing prior to the modifications and, if such election is made before expiration or termination of the Lease, Article VIII of the Lease shall be amended to read as it did before it was modified by this Amendment No. 1. Such configuration is shown on Exhibit VIII hereto, and Lessee acknowledges that the electrical distribution system as shown on Exhibit VU! is in good operating condition.

VIII.                         Effective as of the time of Heat-treat Substation Transformer is re-energized, Article VIII of the Lease shall be amended to read as follows:

ARTICLE VIII- UTILITIES

Lessee shall purchase electricity directly from Niagara Mohawk Power Corporation (“NMPC”) and shall be responsible for making payment for electricity directly to NMPC. Lessor shall have no obligation or responsibility to Lessee with respect to the provision of electricity to the Premises.

Lessee shall furnish and install all lighting tubes, lamps, bulbs and ballasts required in the Premises at Lessee’s expense or shall pay Lessor’s reasonable charges therefor on demand.

Lessor shall furnish such heating, water (except process or cleaning water), and elevator service as, in its judgment, is necessary for the comfortable use and occupancy of the Premises. It is agreed that the interruption or failure of any such services (and of electricity purchased directly by Lessee from NMPC) shall not constitute an eviction or disturbance of Lessee’s use and possession of the Premises or a breach by Lessor of any of its obligations hereunder; that Lessor shall not by reason thereof be liable for damages, and Lessee shall not thereby be relieved of any of its obligations hereunder. Lessor agrees that it shall in all instances exercise reasonable diligence to restore any service which shall be interrupted and which Lessor is obligated to provide hereunder.

If any payment of rent due hereunder shall remain unpaid for more than ten (10) days after it shall become due, Lessor may without notice to Lessee, discontinue furnishing heating and water services or either of them, until all arrears of rent have been paid in full, and Lessor shall not be liable for damage to person or property or the business of Lessee for any such discontinuance, nor shall such discontinuance in any way be construed an eviction of Lessee or cause an abatement of rent, or operate to release Lessee from any of Lessee’s obligations hereunder.

IX.                                Effective as of the date of this Amendment, the last paragraph of Article VIII of the Lease shall be redesignated for clarity as ARTICLE VIIIA - HOLDOVER. The text of that paragraph shall remain unchanged, as follows:

In the event that Lessee holds over and continues to occupy all or any part of the Premises after the expiration hereof or after any earlier termination, whether with or without the consent of Lessor, such occupancy shall be construed as tenancy from month to month, otherwise subject to the same terms, covenants and conditions as contained in this Lease, except that monthly rental shall be 130% of the monthly rental then in effect for the last month of the Lease. Notwithstanding the foregoing, Lessee shall be liable for all losses, damages, costs and expense, including, without limitation, attorneys’ fees and disbursements suffered or incurred directly or indirectly by Lessor or any other party by reason of the failure or refusal by Lessee to vacate and surrender the Premises as and when required by the terms of this Lease.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Lease to be duly executed by their duly authorized officers and/or agents as of the day and year first set forth above.

ATTEST:	LANDLORD: TEXTRON INC.

By:

TENANT: NUTTALL GEAR CORPORATION

By:

Amendment No. 2 to Lease

AMENDMENT NO. 2, dated as of the 21st day of October 1996, to that certain Lease dated as of the 1st day of April 1993 (the “Lease”) by and between Textron Inc., a Delaware corporation, having an office at 40 Westminster Street, Providence, Rhode Island 02903 (“Lessor”) and Nuttall Gear Corporation, a Delaware corporation, P. O.. Box 1032, Niagara Falls, NY 14302 (“Lessee”).

WITNESSETH:

WHEREAS, the Lease was amended by Amendment No. 1 dated as of the 1st day of July, 1993;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree to further amend the Lease as follows:

I.                                         The term of the Lease extension shall be for a period of five (5) years commencing April 1, 1998 and ending March 31, 2003.

II.                                     The Lessee may elect to extend the Lease for an additional five (5) years by giving Lessor written notice of its election on or before March 31, 2002. Lessor may choose to deny this option if leasing activity at the facility ceases by giving Lessee written notice of such effect on or before April 30, 2002.

III.                                 Cost per Square Foot, Monthly Rental, and Annual Rental (collectively “Base Rent”) for the first two years of the Lease extension shall be as set forth in Exhibit B attached hereto. Base Rent for the third and each subsequent year of the Lease extension, including the sixth through tenth years if the Lease option is exercised by Lessee and accepted by Lessor, shall be subject to escalation calculated by reference to the Consumer Price Index for All Urban Consumers for the Chicago metropolitan area (the “Price Index”) published by the Bureau of Labor Statistics of the United States Department of Labor or any successor agency. In the event the Price Index is no longer published, Lessor and Lessee shall in good faith agree to a substitute index for the purpose of determining the adjustment to Base Rent due for each such year. Commencing with the third year of the Lease extension, Base Rent shall be calculated by multiplying the Base Rent in effect during the second year of the Lease extension by a fraction, the numerator of which shall be the Price Index published most recently before January 1, 2000 and the denominator of which shall be the Price Index published most recently before the January 1 immediately preceding the Lease year for which escalated Base Rent are being determined. In no event shall Base Rent for any year of the renewal period be less than Base Rent in effect during the second year of the Lease extension. The CPI rent increase will not exceed 4% per year.

IV.                              This Amendment shall serve as the amended lease document for Parcels A, B, C, D, E, F and G and except as amended herein, all other terms and conditions of the Lease dated April 1, 1993 shall remain in full force and effect and govern this transaction.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to Lease to be duly executed by their duly authorized officers and/or agents as of the day and year first set forth above.

ATTEST:	LANDLORD: TEXTRON INC.

By:
Executive Vice President Administration and Chief Human Resources Officer

TENANT: NUTTALL GEAR CORPORATION

By:

EXHIBIT B

ARTICLE VI – RENT

6.01 Base Rent

Base rent shall be paid plus pro-rata share of property taxes per square foot of complex and all metered utilities including, but not limited to electric, gas and water.

Base Rent shall be payable on Parcels A, C, D, and E (99,844 square feet) per the following schedule

Year	Dates	Cost per Square Foot	Monthly Rental	Annual Rental

1	4/1/98-3/31/99	$3.20	$26,625	$319,501
2	4/1/99 - 3/31/2000	$3.20	$26,625	$319,501
3	4/1/2000 - 3/31/2001	Subject to CPI Increase
4	4/1/2001 - 3/31/2002	Subject to CPI Increase
5	4/1/2002 - 3/31/2003	Subject to CPI Increase
6	4/1/2003 - 3/31/2004	Subject to CPI Increase
7	4/1/2004 - 3/31/2005	Subject to CPI Increase
8	4/1/2005 - 3/31/2006	Subject to CPI Increase
9	4/1/2006 - 3/31/2007	Subject to CPI Increase
10	4/1/2007 - 3/31/2008	Subject to CPI Increase

Base Rent shall be payable on Parcel B (2,200 square feet) per the following schedule:

Year	Dates	Cost per Square Foot	Monthly Rental	Annual Rental

1	4/1/98-3/31/99	$4.60	$843	$10,120
2	4/1/99 - 3/31/2000	$4.60	$843	$10,120
3	4/1/2000 - 3/31/2001	Subject to CPI Increase
4	4/1/2001 - 3/31/2002	Subject to CPI Increase
5	4/1/2002 - 3/31/2003	Subject to CPI Increase
6	4/1/2003 - 3/31/2004	Subject to CPI Increase
7	4/1/2004 - 3/31/2005	Subject to CPI Increase
8	4/1/2005 - 3/31/2006	Subject to CPI Increase
9	4/1/2006 - 3/31/2007	Subject to CPI Increase
10	4/1/2007 - 3/31/2008	Subject to CPI Increase

1

Base Rent shall be payable on Parcels F & G (3,356 square feet) per the following schedule:

Year	Dates	Cost per Square Foot	Monthly Rental	Annual Rental

1	4/1/98-3/31/99	$1.00	$280	$3,356
2	4/1/99 - 3/31/2000	$1.00	$280	$3,356
3	4/1/2000 - 3/31/2001	Subject to CPI Increase
4	4/1/2001 - 3/31/2002	Subject to CPI Increase
5	4/1/2002 - 3/31/2003	Subject to CPI Increase
6	4/1/2003 - 3/31/2004	Subject to CPI Increase
7	4/1/2004 - 3/31/2005	Subject to CPI Increase
8	4/1/2005 - 3/31/2006	Subject to CPI Increase
9	4/1/2006 - 3/31/2007	Subject to CPI Increase
10	4/1/2007 - 3/31/2008	Subject to CPI Increase

Amendment No. 3 to Lease

AMENDMENT NO. 3, dated as of the 18th day of February 1998, to that certain Lease dated as of the 1st day of April 1993 (the “Lease”) by and between Textron Inc., a Delaware corporation, having an office at 40 Westminster Street, Providence, Rhode Island 02903 (“Lessor”) and Nuttall Gear LLC (formerly Nuttall Gear Corporation), a Delaware Corporation, P. 0. Box 1032, Niagara Falls, NY 14302 (“Lessee”).

WITNESSETH:

WHEREAS, the Lease was amended by Amendment No. 1 dated as of the 1st day of July, 1993;

WHEREAS, the Lease was amended by Amendment No. 2 dated as of the 21st day of October, 1996;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree to further amend the Lease as follows:

I.                        Lease additional 17,454 square feet of space in Building Number 2 and 2B commencing February 01, 1998.

This area will be identified as Parcels “H”, “I”, “J”, and “K” as shown on Exhibit A attached and is described as follows:

Parcel	Location	Space/ Sq. Ft.	Description	Cost per Sq. Ft.	Monthly Rent
“H”	Bldg. No. 2— Col. 49N northwest 15 ft. then due north 28ft., then 15 ft. northeast to Col. 49R, then east to Col. 50 R, south to Col. 50N, then west to Col. 49N.	1,679	Dead Storage	$1.00/yr.	$140.00
“I”	Bldg. No. 2B – Col. 25V north to 25X, then east to Col. 29X, then south to 29V, then west to Col. 25	5,000	Manufacturing	$3.20/yr.	$1,333.00
“J”	Bldg. No. 2 – Col. 39J, north 40’ along 39, then east to a point 10’ east of Col. 40, then south along this line 40’ to a point 10’ east of 40J, then west to 39J.	1,400	Office	$4.60/yr.	$537.00

Parcel	Location	Space/ Sq. Ft.	Description	Cost per Sq. Ft.	Monthly Rent
“K”	Bldg. 2 – Col. 48N north to 48T, then west to Col. 44T, then south to 44N, then east to Col. 48N. less 625 sq. ft. of internal office space.	9,375	Storage	$2.60/yr.	$2,031.00

	Total	17,454			$4,041.00

The rent for Parcel “H” will be $1.00/sq. ft. per year payable in monthly installments of $140.00 and the term will be incorporated into the lease commencing February 01, 1998 until March 31, 2003.

The rent for Parcel “I” will be $3.20/sq. ft. per year payable in monthly installments of $1,333.00 and the term will incorporated into the lease commencing February 01, 1998 until March 31, 2003.

The rent for Parcel “3” will be $4.60/sq. ft. per year payable in monthly installments of S537.00 and will be incorporated into the lease commencing February 01, 1998 until March 31, 2003.

The rent for Parcel “K” will be $2.60/sq. ft. per year payable in monthly installments of $2,031.00 and the term will be month to month commencing February 01, 1998.

Base rent shall be paid plus pro-rata share of property taxes per square foot of complex and all metered utilities including, but not limited to electric, gas and water.

Rate increases for Parcel “H”, “I”, “3” and “K” will occur annually in years 3, 4 and 5 and will be tied into the Consumer Price Index as issued by the Bureau of Labor Statistics. If the Lease option is exercised, years 6 through 10 will be subject to annual CPI increases.

This addition will bring the new total area under lease to Nuttall Gear LLC to 122,854 square feet and the new total month rent shall be $31,789.00.

This letter shall serve as the amended lease document for Parcel “H”, “I”, “J”, “K” and except as amended herein, all other terms and conditions of our lease dated April 01, 1993 shall remain in full force and effect and govern this transaction.

ATTEST:	LANDLORD: TEXTRON INC.

Alfred J. Casazza, Jr.
Director of Real Estate and Power of Attorney for:
By:
John D. Butler
Executive Vice President and Chief Human Resources Officer

TENANT: NUTTALL GEAR CORPORATION

By:
Christopher C. Collins
President

Amendment No. 4 to Lease

AMENDMENT NO. 4, dated as of the 12th day of June 1998, to that certain Lease dated as of the 1st day of April 1993 (the “Lease”) by and between Wheatfield Business Park, LLC (formerly Textron Inc., a Delaware corporation, having an office at 40 Westminster Street, Providence, Rhode Island 02903) (“Lessor”) and Nuttall Gear, LLC (formerly Nuttall Gear Corporation), a Delaware Corporation, P. 0. Box 1032, Niagara Falls, NY 14302 (“Lessee”).

WITNESSETH:

WHEREAS, the Lease was amended by Amendment No. 1 dated as of the 1st day of July, 1993;

WHEREAS, the Lease was amended by Amendment No. 2 dated as of the 21stday of October, 1996;

WHEREAS, the Lease was amended by Amendment No. 3 dated as of the 18th day of February, 1998;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree to further amend the Lease as follows:

I.                        Lease an additional 828 square feet of space in Building Number 2 commencing May 1, 1998.

This area will be identified as Parcel “L” as shown on Exhibit A attached and is described as follows:

Parcel	Location	Space/ Sq. Ft.	Description	Cost per Sq. Ft.	Monthly Rent
“L”	Bldg. No. 2— Col. 39L Due west 18 ft. then due north 36 ft., then due east 22 ft., then due south 44 ft.	828	Office	$4.60/yr.	$317.00

The rent for Parcel “L” will be $4.60/sq. ft. per year payable in monthly installments of $317.00 and the term will be incorporated into the lease commencing May 1, 1998.

Base rent shall be paid plus pro-rata share of property taxes per square foot of complex and all metered utilities including, but not limited to, electric, gas and water.

Rate increases for Parcel “L” will occur annually in years 3, 4 and 5 and will be tied into the Consumer Price Index as issued by the Bureau of Labor Statistics. If the Lease option is exercised, years 6 through 10 will be subject to annual CPI increases.

This addition will bring the new total area under lease to Nuttall Gear, LLC to 123,682 square feet and the new total month rent shall be $32,107.00.

This letter shall serve as the amended lease document for Parcel “L” and except as amended herein, all other terms and conditions of our lease dated April 01, 1993 shall remain in full force and effect and govern this transaction.

ATTEST:	WHEATFIELD BUSINESS PARK, LLC

By:
Peter Yanson Property Manager Quadrelle Realty Services – Agent for Owner

TENANT: NUTTALL GEAR CORPORATION

By:
David Zietlow General Manager

Amendment No. 5 to Lease

AMENDMENT NO. 5, dated as of the 26th day of October 1998, to that certain Lease dated as of the 1st day of April 1993 (the “Lease”) by and between Wheatfield Business Park, LLC (formerly Textron Inc., a Delaware corporation, having an office at 40 Westminster Street, Providence, Rhode Island 02903) (“Lessor”) and Nuttall Gear,  LLC (formerly Nuttall Gear Corporation), a Delaware Corporation, P. 0. Box 1032, Niagara Falls, NY 14302 (“Lessee”).

WITNESSETH:

WHEREAS, the Lease was amended by Amendment No. I dated as of the 1st day of July, 1993;

WHEREAS, the Lease was amended by Amendment No. 2 dated as of the 21st day of October, 1996;

WHEREAS, the Lease was amended by Amendment No. 3 dated as of the 18th day of February, 1998;

WHEREAS, the Lease was amended by Amendment No. 4 dated as of the 12th day of June, 1998;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree to further amend the Lease as follows:

I.                        Lease an additional 16,000 square feet of space in Building Number 2 commencing November 1, 1998.

This area will be identified as Parcel “M” as shown on Exhibit A attached and is described as follows:

Parcel	Location	Space/ Sq. Ft.	Description	Cost per Sq. Ft.	Monthly Rent
“M”	Bldg. No. 2— Col. 44T Due west to 37T then due south to 37N, then due east to 42N, then due north to 42P, then east to 44P.	16,000	Warehouse/Light Manufacturing	$2.72/yr.	$3,627.00

Additional Terms and Conditions

Tenant improvements to area by lessor will he as follows:

1.)            Lessor to purchase 300 rectangular fluorescent tubes (150-watt equivalent) to fit incandescent light fixtures. Lessee shall install these light fixtures.

2.) Lessor to purchase and install electrical power meter.

The rent for Parcel “M” will be $2.72/sq. ft. per year payable in monthly installments of $3,627.00 and the term will be incorporated into the lease commencing November 1, 1998.

Base rent shall he paid by lessee plus pro-rata share of property taxes per square foot of complex and all metered utilities including, but not limited to, electric, gas and water.

Rate increases for Parcel “M” will occur annually in years 3, 4 and 5 and will he tied into the Consumer Price Index as Issued by the Bureau of Labor Statistics, if the Lease option is exercised, years 6 through 10 will be subject to annual CPI increases.

This addition will bring the new total area under lease to Nuttall Gear, LLC to 139,682 square feet and the new total month rent shall be $35,734.00.

This letter shall serve as the amended lease document for Parcel “M” and except as amended herein, all other terms and conditions of our lease dated April 01, 1993 shall remain in full force and effect and govern this transaction.

ATTEST:	WHEATFIELD BUSINESS PARK, LLC

By:
Peter Yanson Property Manager Quadrelle Realty Services – Agent for Owner

TENANT: NUTTALL GEAR CORPORATION

By:
A. Carl Becker Vice President of Engineering

Amendment No. 6 to Lease

AMENDMENT NO 6, dated as of the 16th day of March 1999, to that certain Lease dated as of the 1st day of April 1993 (the “Lease”) by and between Wheatfleld Business Park, LLC (formerly Textron Inc., a Delaware corporation, having an office at: 40 Westminster Street, Providence, Rhode Island 02903) (“Lessor”) and Nuttall Gear, LLC (formerly Nuttall Gear Corporation), a Delaware Corporation, P.O. Box 1032, Niagara Falls, NY 14302 (“Lessee”).

WITNESSETH:

WHEREAS, the Lease was amended by Amendment No. 1 dated as of the 1st day of July, 1993;

WHEREAS, the Lease was amended by Amendment No. 2 dated as of the 21st day of October, 1996;

WHEREAS, the Lease was amended by Amendment No. 3 dated as of the 18th day of February, 1998;

WHEREAS, the Lease was amended by Amendment No. 4 dated as of the 12th day of June, 1998;

WHEREAS, the Lease was amended by Amendment No. 5 dated as of the 26th day of October 1998;

NOW, THEREFORE, in consideration of the mutual covenants arid agreements contained herein, the parties hereto agree to further amend the Lease as follows:

I.                                         Vacate the leased area previously described as Parcels “A”, “B”, “J”, and “L” (collectively 11,763 square feet), and relocate into the leased area described herein as Parcel “N” and Parcel “O”.

II.                                     Lease that area described as Parcel “N” which is 10,000 square feet of office space in Building Number 2 commencing May 1, 1999.

III.                                 Lease that area described as Parcel “O” which is 1,340 square feet of storage space in Building Number 2 commencing May 1, 1999.

IV.                                 Parcel “N” and Parcel “O” will both be subject to an annual CPI rent increase commencing April 1, 2000. The CPI rent increase will not exceed 4% per year.

V.                                     Lessee hereby elects to exercise early lease option, which will commence April 1, 2003 and which will end March 31, 2008.

VI.                                 Commencing April 1, 2003, Lessor will adjust “Lessee’s Percentage Share”, discussed in Section 7.04 and Exhibit B of the original Lease document dated April 1, 1993, with regard to Tenant’s proportionate share of real estate taxes, to reflect the “Total Rentable Square Footage Area of the Complex” (1,100,000 square feet), as opposed to the “Total Square Footage” (1,848,923 square feet) currently being used.

Parcel “N” as shown on Exhibit A attached and described as follows:

Parcel	Location	Space/ Sq. Ft.	Description	Cost per Sq. Ft.	Monthly Rent
“N”	Bldg. No. 2— South Mezzanine	10,000	Office	$4.34/yr.	$3,616.67

*The $4 34/yr rate breaks down as $3 50 per square foot gross, plus $ 84 per square foot which represents the amortization of the $50,000 00 improvement cost over the remaining initial term, occupancy beginning 5/1/99, through the last month of the last year of the option term which is 3/31/2008. Any rate increases will be applied to the $3.50 per square foot figure only (with regard to Parcel “N”.)

Parcel “O” as shown on Exhibit A attached and described as follows:

Parcel	Location	Space/ Sq. Ft.	Description	Cost per Sq. Ft.	Monthly Rent
“O”	Bldg. No. 2— South Mezzanine	1,340	file storage	$2.00/yr.	$223.33

Additional Terms and Conditions

Tenant improvements to area by lessor will be as follows:

1.) Lessor to clean the area.

2.) Lessor to install HVAC system.

3.) Lessor to install 3 doors.

4.) Lessor to make area restrooms functional.

The rent for Parcel “N” will be $4.34/sq. ft. per year payable in monthly installments of $3,616.67 and the term will be incorporated into the lease commencing-May 1, 1999. The rent for Parcel “0” will be $2.00/sq. ft. per year payable in monthly installments of. $223.33 and the term will be incorporated into the lease commencing May 1, 1999.

Lessee shall pay base rent plus pro-rata share of property taxes per square foot of complex and all metered utilities including, but not limited to, electric, gas, water and office air-conditioning. Lessor shall pay for the cost of heat for Parcel “N” and Parcel “O”.

Rate increases for Parcel “N” and Parcel “0” will occur annually in years 3, 4 and 5 and will be tied into the Consumer Price Index as issued by the Bureau of Labor Statistics. Since the lease option is being exercised, years 6 through 10 will be subject to annual CPI increases.

This addition will bring the new total area under lease by Nuttall Gear, LLC to 139,259 square feet and the new total month rent shall be $35,921 00.

This letter shall serve as the amended lease document for Parcel “N” and Parcel “O” and except as amended herein, all other terms and conditions of our lease dated April 01, 1993 shall remain in full force and effect and govern this transaction

ATTEST:	WHEATFIELD BUSINESS PARK, LLC

By:
Peter Yanson Property Manager Quadrelle Realty Services – Agent for Owner

TENANT: NUTTALL GEAR CORPORATION

By:
David Zietlow General Manager
SUSAN E. SARDINA Notary Public, State of New York No. 01SA5066460 Qualified in Niagara County Commission Expires September 30, 2000